Pension Plans Components of Net Periodic Pension Cost (Detail) - Foreign Pension Plan [Member] - USD ($) $ in Millions	3 Months Ended		12 Months Ended
	Mar. 31, 2017	Apr. 01, 2016	Dec. 31, 2016	Dec. 31, 2015
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 1.0	$ 0.8	$ 3.5	$ 4.9
Interest cost	1.4	1.9	7.4	8.4
Expected return on plan assets	(1.8)	(2.0)	(8.1)	(8.9)
Amortization of net loss	1.1	1.3	5.5	6.9
Net periodic pension cost	$ 1.7	$ 2.0	$ 8.3	$ 11.3